UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): July 30, 2020

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2020, the Board of Directors (the “Board”) of VAALCO Energy, Inc. (the “Company”) adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Third Amended and Restated Bylaws”), effective immediately. The Third Amended and Restated Bylaws, among other things:

•

Provide that, when a quorum is present at any meeting of stockholders, except as otherwise required by applicable law, the Company’s certificate of incorporation, the Company’s bylaws or the rules of any stock exchange on which the Company’s securities are listed, all matters shall be determined by a majority of the votes cast affirmatively or negatively, except that elections of directors shall be determined by a plurality of the votes cast;

•	Modify the delivery methods and amount of time required for notice of special meetings of the Board;
•	Eliminate provisions in the Company’s Second Amended and Restated Bylaws relating to the removal of directors for cause only;
•	Provide additional detail regarding procedures relating to committees of the Board;
•	Update the general provisions regarding notice to stockholders and directors;
•	Update descriptions of duties of officers appointed by the Board;
•	Include procedures for an indemnitee of the Company to enforce such indemnitee’s right to indemnification or to an advancement of expenses under the Third Amended and Restated Bylaws; and
•

Update the forum selection provision to provide that, to the fullest extent permitted by law, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Third Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Third Amended and Restated Bylaws of VAALCO Energy, Inc., effective July 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: August 4, 2020
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller